                     The Central European Value Fund, Inc.

                                                                  April 14, 1999

Dear Shareholder:

We are pleased to report on the investment results and activities of The Central European Value Fund for the first half of its fiscal year -- that is, for the six months ended February 28, 1999. During the period, the Fund provided a total return on net asset value (NAV) of 6.4%, outperforming its benchmark, the Central European Stock Index (CESI), which was down 3.7%. The CESI is a capitalization-weighted index of stocks listed on the exchanges of Hungary, Poland, the Czech Republic, Slovenia and Slovakia.

Total return consists of dividends plus change in NAV per share and assumes reinvestment of dividends. In December 1998, the Fund paid a dividend of $0.998 per share consisting of $0.333 per share of ordinary income and $0.665 per share of long-term capital gains.

Market Environment

In August 1998, prices of emerging market securities -- including the market price for the common shares of the Fund --fell sharply due to investor concerns about Russia's economic crisis and the economic downturn in Asia. These concerns abated somewhat during the six-month period. As they did, the market price of the Fund's shares rallied. The Fund's total return at market (dividends plus the change in price of the Fund's common shares on the New York Stock Exchange, assuming reinvestment of dividends) was 28.6% in the six-month period.

We believe many quality Central European stocks remain overlooked and depressed (in price), offering attractive opportunities for long-term investors. Not only are the shares of many companies in the region trading at low price-earnings ratios, but interest rates have declined dramatically during the past year, inflation has decreased rapidly, and institutional reforms are being implemented in such areas as pension management and healthcare.

Our philosophy is to invest in companies that, in our judgment, are well managed, hold leading competitive positions, and generate sustainable profitability and cash flow, and that we believe to be significantly undervalued in relation to their business prospects. The Fund owns a diverse group of well-capitalized companies and is currently invested mainly in defensive industries, such as telecommunications, food and beverage and banking. By remaining disciplined in our value philosophy, we seek to control risk and deliver superior long-term performance for the Fund's shareholders. Since the Fund's inception on September 30, 1994, in a challenging market environment we have consistently outperformed our benchmarks through favorable stock selection.

Repositioning the Fund's Portfolio

We made significant changes in the Fund's portfolio during the six-month period. On August 31, 1998, just prior to the beginning of the period, 27.2% of the Fund's net assets were allocated to cash and cash equivalents as a hedge against market volatility. As market conditions improved, we put most of that cash to work in stocks and bonds of Central European issuers. Consequently, as of February 28, 1999, the Fund was invested 80.7% in common stocks, 16.4% in bonds and 2.9% in cash and cash equivalents.

The bonds owned by the Fund consist primarily of government issues in Hungary and Poland as well as some corporate bonds in Poland. They not only generate a current return in the form of interest, but also provide opportunities for capital appreciation if interest rates in the region decline further.

Some of the Fund's new or increased equity positions in the period included Brau-Union, a leading regional brewer with a dominant position in the Austrian beer market; Demasz, an electricity distributor in Hungary; and Agora SA, a Polish media company with interests in newspaper publishing, radio broadcasting and pay television.

In January 1999, the Fund's Board of Directors added Estonia to the list of countries in which the Fund can invest. Estonia is the first eastern European country in which the Fund is authorized to invest. We subsequently established our first position in that nation, buying Estonia Telecom in its initial public offering. We believe the company has excellent management and favorable growth prospects, and that the stock is inexpensively priced.

In addition to Estonia, the Fund is currently authorized to invest in Austria, Croatia, the Czech Republic, Hungary, Poland, Romania, Slovenia and Slovakia. Under normal market conditions the Fund invests at least 65% if its total assets in countries of central Europe. In addition the Fund may invest up to 35% of its total assets in securities of eastern European issuers. The Fund does not currently intend to invest more than 5% of its total assets in securities of Estonian issuers.

Major Investment Positions

During the six-month period, we increased the Fund's investments in Hungary and Poland and reduced its investments in the Czech Republic, as follows:

                                                       Allocation by Net Assets
                                                       ------------------------
                                             February 28, 1999                   August 31, 1998
                                             -----------------                   ---------------
         Hungary          --   stocks              26.0%                           14.0%
                               bonds                5.6%                            0.0%
         Poland           --   stocks              19.2%                           10.2%
                               bonds               10.8%                            6.1%
         Czech Republic   --   stocks              17.5%                           27.9%
         Austria          --   stocks              16.4%                           14.2%
         Estonia          --   stocks               1.6%                            0.0%
         Romania          --   stocks               0.0%                            0.4%
         Cash & Cash Equivalents                    2.9%                           27.2%
         Total                                    100.0%                          100.0%


Country allocation is a result of individual company selection. We invest in what we believe are quality businesses available at reasonable prices, wherever they are located in Central Europe, rather than pre-determining how much we will invest in any particular country. In addition, our focus is on individual companies and their business strengths and prospects more than on the general economic outlook. Nonetheless, we are sensitive to economic conditions because they inevitably affect the business environment in which companies operate.

In Hungary, our largest holdings are MOL-Magyar Olaj, an oil and gas company, and Matav (Magyar Tavkozlesi ADR), which provides local, long-distance, cellular, Internet and other telecommunications services. Many Hungarian companies continue to achieve good earnings growth, and the nation's exports have recently strengthened. A milestone in January 1999 was the issuance of the first local currency denominated 10-year bond in Hungary. Carrying an interest rate of 9.5%, the issue sold quickly, setting the stage for the development of a long-term fixed income market which will benefit the nation's economy. While the Hungarian stock market has been hurt of late by investor concerns about the national budget deficit and an impending slowdown in the rate of economic growth, we are positive in our view of Hungary's long-term economic prospects.

In Poland, our largest investments include Telekomunikacja Polska SA (TPSA), the nation's leading telecommunications company, and Elektrim, one of its largest and most successful telecommunications and engineering concerns. The privatization of TPSA in November 1998 added approximately $6 billion of capitalization to the Polish stock market, increasing the market's aggregate capitalization to more than $20 billion, thereby enhancing its liquidity and attracting institutional investors. Additional privatizations are planned by the government. We believe there are investment opportunities in Poland. However, recent earnings disappointments from construction, banking and several industrial companies make us cautious about the-near term stock market outlook.

In the Czech Republic, the Fund's largest holdings are Tabak, a tobacco products company, and SPT Telecom, the nation's leading telecommunications provider. From an economic and investment viewpoint, we believe the Czech Republic is the most problematic of the countries in which the Fund invests. The Czech economy continues in recession, and many foreign investors have temporarily abandoned this market, awaiting credible changes in the political and economic environment. In the past year, we have dramatically reduced our holdings to a core group of well-managed Czech companies that we feel comfortable owning even in a difficult economic environment.

In Austria, the Fund's largest investments are Bank Austria, which we believe is among the least expensive banking stocks in Europe despite its strong retail and corporate franchises and its favorable earnings outlook, and EVN Energie-Versorgung, an electric and natural gas utility serving customers in Lower Austria. The Fund's investments in Austria, an established market that tends to mirror the German stock market, offset some of the volatility of investing in the region's newer markets. We believe Austria has many excellent companies with strong balance sheets, favorable competitive positions and low market valuations relative to Western European companies. Moreover, a pending rule change will allow Austrian companies to institute share repurchase programs. Many firms have already announced their intention to do so as a way to increase shareholder value when the new rule is ratified, which is anticipated by the summer of 1999.

Discount

During the six-month period, as the market price of the Fund's shares rose faster than the NAV, the market discount (the amount by which the market price is below NAV) narrowed. The Fund's discount was 18.7% as of February 28, 1999, down from 32.4% six months earlier. We believe the existence of the discount reflects a continued climate of caution about emerging market investments, although -- as the narrowing of the discount indicates -- less caution than six months ago.

The discount provides an opportunity for investors to purchase an interest in a portfolio of what we believe are quality Central European companies at a price well below its net asset value. One way for the Fund's shareholders to capitalize on the discount is by reinvesting dividends, as many of the shareholders do.

Year 2000 Processing Issue

Many computer programs in use today use two digits rather than four to identify the year and cannot distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The Fund's investment manager and investment adviser are working on necessary changes to their computer systems to deal with the Year 2000 issue. The manager and adviser currently expect to complete all changes and the testing of those changes by June 1999. The Fund's transfer agent, custodian and its subcustodians in the various countries in which it invests, as well as other service providers, have reported that they are also working on dealing with the Year 2000 issue. There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the Fund's operations or results. In addition, corporations and government entities whose securities are owned by the Fund could be adversely affected by the Year 2000 issue, which could have a negative effect on the Fund's investment return.

Recorded Update

For a recorded periodic update, reviewing the Central European stock markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413 and press "5" at the first prompt followed by "2," "1" and "1" at subsequent prompts.

Summary

The past two years have been a difficult period for emerging market investments. As a result, many quality companies in Central Europe are currently available at low prices. We believe investors will eventually recognize the strong fundamentals of these companies and bid up their prices. Meanwhile, we remain disciplined in our value approach with a total focus on producing excellent long-term performance for the Fund's shareholders.

We at the Fund, together with Value Advisors LLC, the Fund's investment manager, and OpCap Advisors, the Fund's investment adviser, which provides advisory services to the Fund, thank you for investing with us.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
Chairman

                                           The Central European Value Fund, Inc.

Schedule of Investments (unaudited)
February 28, 1999

         Shares                                                                               Value
----------------------------------------------------------------------------------------------------------
                 COMMON STOCKS                                               80.7%
                 AUSTRIA                                                     16.4%
                 Banking                                                      5.5%
      70,295     Bank Austria Vorzug AG...........................................        $   3,782,206
                                                                                          -------------
                 Beverages & Tobacco                                          4.6%

      33,000     Austria Tabakwerke AG............................................            2,438,311
      14,991     Brau-Union Goess-Reininghaus-Oesterreichische AG.................              780,250
                                                                                          -------------
                                                                                              3,218,561
                                                                                          -------------

                 Forest Products & Paper                                      1.4%

      20,000     Mayr-Melnhof Karton AG...........................................              952,893
                                                                                          -------------

                 Retail--Restaurants                                          1.1%

      11,662     Do & Co Restaurants and Catering AG*.............................              742,721
                                                                                          -------------

                 Utilities, Electrical & Gas                                  3.8%

      20,000     Energie-Versorgung Niederoesterreich AG..........................            2,635,336
                                                                                          -------------

                 Total Austria (cost--$11,420,030)................................           11,331,717
                                                                                          -------------

                 CZECH REPUBLIC                                              17.5%
                 Beverages & Tobacco                                          6.7%

      21,900     Tabak AS.........................................................            4,612,937
                                                                                          -------------

                 Broadcasting & Publishing                                    0.8%

      72,800     Bonton+*.........................................................              591,002
                                                                                          -------------

                 Pharmaceuticals                                              0.2%

      14,000     Galena AS*.......................................................              140,614
                                                                                          -------------

                 Telecommunications Equipment                                 8.3%

      75,443     Ceske Radiokomunikace AS New GDR*................................            2,338,733
     300,000     SPT Telecom AS*..................................................            3,392,198
                                                                                          -------------
                                                                                              5,730,931
                                                                                          -------------

                 Utilities, Electrical & Gas                                  1.5%

      31,542     Severomoravska Energetika AS.....................................            1,016,922
                                                                                          -------------

                 Total Czech Republic  (cost--$12,812,488).........................          12,092,406
                                                                                          -------------

                                           The Central European Value Fund, Inc.

February 28, 1999

         Shares                                                                               Value
----------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (continued)
                 ESTONIA                                                      1.6%
                 Telecommunications Equipment
      50,000     Estonian Telecom Ltd. GDR* (cost--$1,010,625).....................       $   1,062,500
                                                                                          -------------

                 HUNGARY                                                     26.0%
                 Automotive                                                   1.1%
      50,000     North American Bus Industries RT*.................................             773,957
                                                                                          -------------

                 Banking                                                      1.7%
      30,000     OTP Bank RT......................................................            1,198,385
                                                                                          -------------

                 Food & Household Products                                    1.5%
      95,000     Pick Szeged Sponsored GDR 144A...................................              572,375
      80,000     Pick Szeged RT GDR...............................................              482,000
                                                                                          -------------
                                                                                              1,054,375
                                                                                          -------------

                 Leisure & Tourism                                            2.4%
      86,253     Danubius Hotels and Spa RT*......................................            1,629,111
                                                                                          -------------

                 Pharmaceuticals                                              2.7%
      19,491     Egis RT..........................................................              336,825
      45,000     Gedeon Richter Sponsored GDR.....................................            1,525,500
                                                                                          -------------
                                                                                              1,862,325
                                                                                          -------------

                 Telecommunications Equipment                                 6.1%
      24,242     Antenna Hungaria*................................................              489,450
     104,200     Magyar Tavkozlesi ADR............................................            2,826,425
     167,000     Magyar Tavkozlesi RT.............................................              915,813
                                                                                          -------------
                                                                                              4,231,688
                                                                                          -------------

                 Utilities, Electrical & Gas                                 10.5%
      60,000     Delmagyarorszagi AR GDS..........................................              855,000
      12,700     Edasz RT.........................................................            1,033,933
     186,000     Mol Magyar Olaj-es Gazipari RT...................................            4,567,018
      32,000     Mol Magyar Olaj-es Gazipari RT Sponsored GDR.....................              784,000
                                                                                          -------------
                                                                                              7,239,951
                                                                                          -------------

                 Total Hungary (cost--$18,779,355).................................          17,989,792
                                                                                          -------------

                                           The Central European Value Fund, Inc.

February 28, 1999

         Shares                                                                               Value
----------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (continued)
                 POLAND                                                      19.2%
                 Automobile Components                                        1.4%
      77,588     Debica SA.......................................................          $    983,371
                                                                                          -------------

                 Banking                                                      7.0%
      99,575     Bank Polska Kasa Opieki Grupa Pekoa SA*..........................            1,085,355
      32,800     Bank Przemyslowo Handlowy SA.....................................            1,721,065
      15,000     Bank Slaski SA...................................................              653,992
      78,300     Powsechny Bank Kredytowy SA......................................            1,389,354
                                                                                          -------------
                                                                                              4,849,766
                                                                                          -------------

                 Beverages & Tobacco                                          1.1%
     148,700     Okocimskie Zaklady Piwowarsk SA*.................................              791,559
                                                                                          -------------

                 Leisure & Tourism                                            1.5%
     139,498     Orbis SA*........................................................            1,025,461
                                                                                          -------------

                 Machinery & Engineering                                      1.0%
      94,908     Bydgoska Frabryka Kabli SA*......................................              144,347
      50,000     Elektrim SA......................................................              514,575
                                                                                          -------------
                                                                                                658,922
                                                                                          -------------

                 Pharmaceuticals                                              1.8%
      17,814     Jelfa SA.........................................................              139,983
      38,000     Polfa Kutnowskie Zaklady Farma SA*...............................              539,417
      57,500     Polska Grupa Farmaceutyczna*.....................................              590,304
                                                                                          -------------
                                                                                              1,269,704
                                                                                          -------------

                 Telecommunications Equipment                                 5.4%
     100,000     Agora SA GDR 144A*...............................................            1,100,000
     500,000     TPSA GDR 144A*...................................................            2,612,500
                                                                                          -------------
                                                                                              3,712,500
                                                                                          -------------

                 Total Poland (cost--$17,174,913).................................           13,291,283
                                                                                          -------------

                 Total Common Stocks (cost--$61,197,411)..........................           55,767,698
                                                                                          -------------

                                           The Central European Value Fund, Inc.

February 28, 1999

         Shares                                                                               Value
----------------------------------------------------------------------------------------------------------
                 BONDS                                                       16.4%
                 HUNGARY                                                      5.6%
                 Sovereign
 HUF 575,000     Hungarian Government Bond 15.00%, 7/24/2001......................        $   2,554,557
     300,000     Hungarian Government Bond 16.00%, 11/24/2000.....................            1,337,111
                                                                                          -------------
                 Total Hungary (cost--$4,045,520)..................................           3,891,668
                                                                                          -------------
                 POLAND                                                      10.8%
                 Machinery & Engineering                                      2.2%
    DM 2,500     Elektrim SA 2.00%, (Convertible) 5/30/2004.......................            1,539,855
                                                                                          -------------

                 Sovereign                                                    6.5%
 PLZ   5,500     Polish Government Bond 12.00%, 6/12/2001.........................            1,422,053
      12,000     Polish Government Bond 14.00%, 2/12/2000.........................            3,101,141
                                                                                          -------------
                                                                                              4,523,194
                                                                                          -------------

                 Telecommunications Equipment                                 2.1%
$      2,000     PTC International Finance BV 0%, 7/01/2007++.....................            1,420,000
                                                                                          -------------
                 Total Poland (cost--$7,515,509)                                              7,483,049
                                                                                          -------------
                 Total Bonds (cost--$11,561,029)...................................          11,374,717
                                                                                          -------------
                 SHORT-TERM DISCOUNT NOTE                                     3.2%
       2,210     Federal Home Loan Bank 4.68%, 3/01/1999 (cost--$2,209,425)........           2,209,425
                                                                                          -------------
                 Total Investments (cost--$74,967,865)**.................... 100.3%      $   69,351,840
                 Liabilities in Excess of Other Assets...................    (0.3)             (203,768)
                                                                           -------        -------------
                 Total Net Assets..........................................  100.0%      $   69,148,072
                                                                           =======        =============


----------
Footnotes and abbreviations

+ At fair value as determined by or under the supervision of the Board of Directors.

++   Step up coupon. 0% until 7/01/2002, then coupon changes to 10.75%.

*    Non-income producing security

** Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $4,830,692, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $10,583,593 and net unrealized depreciation for Federal income tax purposes is $5,752,901. The cost basis of portfolio securities for Federal income tax purposes is $75,104,741.

 DM  Deutsche Mark

HUF  Hungarian Forint

PLZ  Polish Zloty

ADR  American Depository Receipts

GDR  Global Depository Receipts




See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Schedule of Investments (unaudited)
February 28, 1999

Assets

Investments, at value (cost--$74,967,865)................................................  $  69,351,840
Foreign currencies (cost--$467,459)......................................................        461,827
Cash....................................................................................          32,968
Unrealized appreciation on forward foreign currency contracts...........................         566,186
Interest receivable.....................................................................         238,412
Receivable from investments sold........................................................          57,222
Deferred organization expenses..........................................................          35,867
Foreign withholding taxes reclaimable...................................................          26,988
Prepaid expenses........................................................................          59,738
                                                                                           -------------
   Total Assets.........................................................................      70,831,048
                                                                                           -------------

Liabilities

Payable for investments purchased.......................................................       1,478,375
Investment management fee payable.......................................................          57,598
Administration fee payable..............................................................          11,520
Other payables and accrued expenses.....................................................         135,483
                                                                                           -------------
   Total Liabilities....................................................................       1,682,976
                                                                                           -------------
Total Net Assets........................................................................   $  69,148,072
                                                                                           =============
Net Asset Value Per Share ($69,148,072/5,878,047).......................................   $       11.76
                                                                                           =============

Composition of Net Assets:

Capital stock, $0.001 par value; 5,878,047 shares issued and outstanding

   (100,000,000 shares authorized)......................................................   $       5,878
Paid-in capital in excess of par........................................................      76,133,405
Distributions in excess of net investment income........................................      (2,547,567)
Accumulated net realized gain on investments............................................         629,470
Netunrealized depreciation on investments, foreign currency related transactions and on translation of other assets and liabilities
   denominated in foreign currencies....................................................      (5,073,114)
                                                                                           -------------
Total Net Assets........................................................................   $  69,148,072
                                                                                           =============


See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Operations (unaudited)
For the Six Months Ended February 28, 1999

Investment Income
  Interest............................................................    $      915,998
  Dividends (net of foreign withholding taxes of $6,257)..............            43,796
                                                                          --------------
   Total investment income............................................                       $      959,794

Expenses

  Investment management fee...........................................           369,817
  Legal fees..........................................................           146,203
  Custodian fees......................................................            88,511
  Administrative services fees........................................            73,963
  Auditing and tax return preparation fees............................            43,143
  Amortization of deferred organization expenses......................            30,479
  Reports and notices to shareholders.................................            25,291
  Transfer and dividend disbursing agent fees.........................            21,472
  Insurance expense...................................................            20,621
  Directors' fees.....................................................            15,472
  Stock exchange listing fee..........................................             8,018
  Miscellaneous.......................................................            10,203
                                                                          --------------
   Total operating expenses...........................................           853,193
   Less: Expenses offset..............................................            (1,035)
                                                                          --------------

      Net operating expense...........................................                              852,158
                                                                                             --------------
      Net investment income...........................................                              107,636
                                                                                             --------------

Net Realized and Unrealized Gain (Loss) on Investments, Foreign
   Currency Related Transactions and Translation of Other
   Assets and Liabilities Denominated in Foreign Currencies

   Net realized gain on investments...................................         1,405,774
   Net realized loss on forward currency contracts....................          (145,196)
   Net realized loss on foreign currency related transactions.........          (494,031)
                                                                          --------------
   Net realized gain on investments and foreign currency related
   transactions.......................................................                              766,547
   Net change in unrealized appreciation  (depreciation) on investments, foreign currency related transactions and translation of other assets
   and liabilities denominated in foreign currencies..................                            4,013,037
                                                                                             --------------
     Net realized and unrealized gain on investments, foreign
     currency related transactions and translation of other assets
     and liabilities denominated in foreign currencies................                            4,779,584
                                                                                             --------------
Net increase in net assets resulting from operations..................                       $    4,887,220
                                                                                             ==============


See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Changes in Net Assets


                                                                           For the Six
                                                                           Months Ended       For the Year
                                                                         February 28, 1999       Ended
                                                                          (unaudited)        August 31, 1998
Operations
Net investment income..................................................    $     107,636    $       585,164
Net realized gain on investments.......................................        1,405,774          5,343,891
Net realized loss on forward currency contracts........................         (145,196)          (432,970)
Net realized loss on foreign currency related transactions.............         (494,031)           (29,401)
Net change in unrealized appreciation (depreciation) on
   investments, foreign currency related transactions and
   translation of other assets and liabilities denominated in
   foreign currencies..................................................        4,013,037        (28,857,373)
                                                                           -------------    ---------------
      Net increase (decrease) in net assets resulting from operations..        4,887,220        (23,390,689)
                                                                           -------------    ---------------
Dividends and Distributions to shareholders

Net investment income ($0.333 and $0.0644 per share, respectively).....       (1,957,390)          (378,546)
Net realized gains ($0.665 and $0.07239 per share, respectively).......       (3,908,901)          (425,512)
                                                                           -------------    ---------------
      Total dividends and distributions to shareholders................       (5,866,291)          (804,058)
                                                                           -------------    ---------------

         Total decrease in net assets..................................         (979,071)       (24,194,747)
                                                                           -------------    ---------------

Net Assets

Beginning of period....................................................       70,127,143         94,321,890
                                                                           -------------    ---------------
End of period..........................................................    $  69,148,072       $ 70,127,143
                                                                           =============    ===============


See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Notes to Financial Statements (unaudited)
February 28, 1999


1. Organization and Significant Accounting Policies

The Central European Value Fund, Inc. (the "Fund"), was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund has a management agreement with Value Advisors LLC (the "Investment Manager") pursuant to which the Investment Manager will, among other things, supervise the Fund's investment program and monitor the performance of the Fund's service providers. Value Advisors LLC also serves as the Fund's administrator (the "Administrator").

The Investment Manager has an investment advisory agreement with OpCap Advisors (the "Investment Adviser"), an affiliate of the Investment Manager, pursuant to which the Investment Adviser provides investment advisory services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the Fund's portfolio in accordance with its investment objective and policies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued at the last reported sale price; if there are no such reported sales, the securities are valued at the mean between the last current bid and asked prices. If there was no sales price on such date and only bid quotations are available, the securities are valued at the last quoted bid price.

Securities for which sales prices and bid and asked quotations are not available may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost or amortized value. Securities for which market values are not readily ascertainable (which totaled $591,002 or 0.8% of net assets at February 28, 1999) are carried at fair value as determined by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

(b) Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when the information, using reasonable diligence, is available after the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                                           The Central European Value Fund, Inc.

February 28, 1999


(c) Tax Status

No provision is made for U.S. Federal income or excise taxes as the Fund has qualified and intends to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

(d) Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the market value of investment securities, and assets and liabilities at the current rates of exchange on the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

(e) Forward Currency Contracts

The Fund may enter into forward currency contracts to hedge its currency exposure. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is closed, the Fund records a realized gain or loss on foreign currency related transactions. In addition, unrealized gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. Forward currency contracts may involve risks in excess of the unrealized gain or loss that would be reflected in the Fund's Statement of Assets and Liabilities (e.g. the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar).

                                           The Central European Value Fund, Inc.

Notes to Financial Statements (unaudited)(continued)
February 28, 1999


Forward foreign currency contracts open at February 28, 1999 are as follows:


                                   Foreign
    Foreign                       Currency        Foreign
   Currency       Expiration        To Be        Currency       Contract       Contract     Unrealized
   Contract          Date         Purchased     To Be Sold       Amount          Value      Gain (Loss)
   --------          ----         ---------     ----------       ------          -----      -----------

Czech Koruna       3/15/1999                    75,587,500     $2,500,000     $2,193,275       $306,725
Czech Koruna       3/15/1999                    75,915,000      2,500,000      2,202,778        297,222
Czech Koruna       3/15/1999      75,587,500                    2,231,036      2,193,275        (37,761)
                                                                                              ---------

                                                                                               $566,186
                                                                                               ========


(f) Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income, foreign currency gains, and net realized capital gains, if any, to shareholders at least annually.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital.

(g) Expenses Offset

The Fund benefits from an expense offset arrangement with its custodian bank whereby any uninvested cash balances earn credits that reduce monthly custody expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(h) Organization Expenses

Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

2. Investment Management, Investment Advisory and Administrative Services

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .50% of the Fund's average weekly net assets for its services. For the six months ended February 28, 1999, the Investment Manager was paid $369,817. The Investment Manager informed the Fund that it paid the Investment Adviser $184,909 for the six months ended February 28, 1999.

The Fund also pays the Administrator a monthly fee at an annual rate of .20% of the Fund's average weekly net assets for its services. For the six months ended February 28, 1999, administration fees amounted to $73,963.

                                           The Central European Value Fund, Inc.

February 28, 1999


3. Portfolio Activity

Purchases and sales of securities other than short-term debt securities aggregated $29,294,221 and $18,220,425, respectively, for the six months ended February 28, 1999.

4. Other

Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, purchases and sales of securities by the Fund involve special risks and considerations not present with respect to U.S. securities markets.

                                           The Central European Value Fund, Inc.

Financial Highlights


For a share outstanding throughout each period:

                                                     For the                                  September 30,
                                                Six Months Ended      Year Ended August 31,    1994 (1) to
                                                February 28, 1999     ---------------------     August 31,
                                                   (unaudited)      1998     1997      1996        1995
                                                   -----------      ----     ----      ----        ----
Per Share Operating Performance

  Net asset value, beginning of period               $  11.93        $  16.05  $ 17.23   $ 13.13     $  13.77(2)
                                                     --------        --------  -------   -------     --------
  Net investment income (loss)                           0.02            0.10    (0.14)    (0.07)        0.29
  Net realized and unrealized gains (losses)
    on investments, foreign currency
    related transactions, and translation of
    other assets and liabilities
    denominated in foreign currencies                    0.81           (4.08)   (0.54)     5.35        (0.83)
                                                     --------        --------  -------   -------     --------
  Net increase (decrease) from investment
    operations                                           0.83           (3.98)   (0.68)     5.28        (0.54)
                                                     --------        --------  -------   -------     --------
  Dividends and distributions to shareholders
    Dividends from net investment income                (0.33)          (0.07)      --     (0.25)       (0.10)
   Distributions from net realized gains                (0.67)          (0.07)   (0.50)       --           --
                                                     --------        --------  -------   -------     --------
    Total dividends and distributions to
      shareholders                                      (1.00)          (0.14)   (0.50)    (0.25)       (0.10)
                                                     --------        --------  -------   -------     --------
  Capital share transactions

    Dilutive effect of rights offering                    --              --        --     (0.93)          --
                                                     --------        --------  -------   -------     --------

  Net asset value, end of period                     $  11.76        $  11.93  $ 16.05   $ 17.23     $  13.13
                                                     ========        ========  =======   =======     ========

  Per share market value, end of period              $ 9.5625        $8.0625   $13.625   $ 14.75     $ 12.125
  Total Investment Return (3)                           28.63%        (40.12)%   (4.49)%   32.17%      (12.80)%

Ratios / Supplemental Data

  Net assets, end of period (000)                     $69,148        $70,127   $94,322   $101,274    $ 57,880
  Ratios of expenses to average net assets (5)           2.30%(4,6)     2.09%     2.09%      2.14%       2.39%(6)
  Ratios of net investment income (loss) to

    average net assets                                   0.29%(4,6)     0.65%    (0.87)%    (0.51)%      2.41%(6)
  Portfolio turnover rate                               28.63%         73.31%    55.89%     42.26%      20.39%

----------

(1)  Commencement of operations

(2) Initial public offering price of $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share.

(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(4) Average net assets for the six months ended February 28, 1999 were $74,576,329.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank. (See note 1g in notes to financial statements).

(6)  Annualized

                                           The Central European Value Fund, Inc.

Results of Annual Shareholders Meeting

The Fund held its annual shareholders meeting on December 14, 1998. At the meeting shareholders elected the nominee proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending August 31, 1999. The following table provides information concerning the matters voted on at the meeting:

I.   Election of Director

               Nominee                  Votes For               Votes Abstained
               -------                  ---------               ---------------
             Paul Belica                4,572,999                   88,994

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund


              Votes For               Votes Against             Votes Abstained
              ---------               -------------             ---------------

              4,638,424                  10,133                      13,436

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                                       18

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                                       19

The Central European
Value Fund, Inc.


   Directors and Principal Officers
   Stephen J. Treadway

   Director and Chairman of the Board
   Paul Belica
      Director
   Leslie H. Gelb
      Director
   Wendy W. Luers
      Director
   Luis F. Rubio
      Director
   Bernard H. Garil
      President
   Newton B. Schott, Jr.
Executive Vice President and Assistant Secretary
   Elisa A. Mazen
      Executive Vice President
   Deborah Kaback
      Secretary
   Richard L. Peteka
      Treasurer
   Robert J. Brault
      Assistant Treasurer

   Investment Manager

     Value Advisors LLC
     800 Newport Center Drive
     Newport Beach, CA 92660

   Investment Adviser
     OpCap Advisors
     Two World Financial Center
     New York, NY 10281

   Transfer Agent, Dividend Paying Agent
   and Registrar

     BostonEquiServe L.P.
     Post Office Box 8200
     Boston, MA 02266

   Independent Accountants
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, NY 10036

     This report, including the financial information herein, is transmitted to the shareholders of The Central European
     Value Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                       The Central European
                           Value Fund, Inc.

                                        Semi-Annual Report
                                         February 28, 1999

                                                    Value Advisors LLC